FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

This First Amendment to EMPLOYMENT AGREEMENT (this “First Amendment”), is made and entered into as of July 23, 2021 (the “Effective Date”) by and between Insmed Incorporated, a Virginia corporation (the “Company”), and Martina Flammer (the “Executive”) (each of the Executive and the Company, a “Party”, and collectively, the “Parties”).

WHEREAS, the Executive has been performing services as an employee to the Company pursuant to that certain Employment Agreement between the Company and the Executive dated December 19, 2019 (the “Employment Agreement”);

WHEREAS, the Executive and the Company mutually desire to amend the Employment Agreement to revise the Executive’s principal location of employment or service as described in Section 5(c); and

WHEREAS, this First Amendment, dated as of the Effective Date, between the parties contains the entire agreement between the Executive and the Company and supersedes any and all prior agreements, arrangements and understandings regarding the subject matter contained herein.

NOW, THEREFORE, in consideration of the premises and agreements set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and the Executive hereby agree that, as of the Effective Date of this First Amendment, the Employment Agreement shall be amended as follows:

1.Section 5(c) is hereby amended and restated in its entirety as follows (changes indicated in bold):

(c) Working Facilities. During the Term of Employment, the Company shall furnish the Executive with an office, administrative help and such other facilities similar to those provided to similarly situated executives of the Company. The Executive’s principal location of employment or service (subject to reasonable travel) shall be Easton, CT.

1.Except as modified by this First Amendment, all other terms and conditions of the Employment Agreement remain in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this First Amendment, effective as of the date set forth above.

INSMED INCORPORATED
Insmed Incorporated, a Virginia corporation

By: /s/William H. Lewis
Name: William H. Lewis
Title: Chair and CEO

EXECUTIVE

/s/Martina Flammer
Name: Martina Flammer